COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Leases
As of December 31, 2021, the Company leases office space under non-cancelable operating leases in three cities, Boston, Massachusetts, consisting of approximately 19,000 square feet that will expire on June 1, 2028, including approximately 900 square feet that the Company will take over on January 1, 2022, San Francisco, California, consisting of approximately 17,000 square feet that will expire on July 31, 2025 and Raleigh, North Carolina, consisting of approximately 7,700 square feet that will expire on May 31, 2026. We have the right and option to extend each of the Boston and Raleigh leases for a five year period.
We recognized rent expense of $2,798 and $2,067 for the years ended December 31, 2021 and 2020, respectively. The Company has $1,007 and $577 in deferred rent recorded within other long-term liabilities in the consolidated balance sheet as of December 31, 2021 and 2020, respectively.
Future commitments under non-cancelable lease agreements are as follows:

Years ended December 31,	Lease Commitments
2022	2,809
2023	2,912
2024	3,176
2025	2,734
2026 and thereafter	3,879
Total	15,510
In addition to rent, certain leases require the Company to pay additional amounts for taxes, insurance, maintenance and other operating expenses.
Licenses Related to our Commercial Products
As of December 31, 2021, the Company has four license agreements related to its commercialized products.
The Invention Science Fund I, LLC
The Company entered into a contribution and license agreement for Pharmaceutical Field of Use, or FOU, with The Invention Science Fund I, LLC, or ISF, in February 2015, as amended on February 28, 2018, or ISF Contribution and License Agreement. The ISF Contribution and License Agreement superseded an original contribution and license agreement between the Company and ISF dated December 31, 2013. Under the ISF Contribution and License Agreement, ISF granted the Company certain licenses under specified patent rights to develop and commercialize licensed products either independently and/or with a drug combination product for use in connection with the treatment of central nervous system disorders. The ISF Contribution and License Agreement contains minimum annual royalty obligations. To the extent there are sales of a licensed product, the Company is required to pay low-single-digit royalties on net revenue. For the years ended December 31, 2021 and December 31, 2020, the Company recorded minimum annual royalty fees of $1,050 and $800 to ISF, respectively.
Red 5 Group, LLC
In January 2015, the Company entered into a software license agreement with Red 5 Group, LLC, or Red 5, and in March 2018, the parties entered into an amended and restated software license agreement, or Amended Red 5 Group License. Under the original software license agreement, Red 5 licensed the Company certain technology and materials relating to the treatment of psychological and substance use disorders, pursuant to which the Company, received, inter alia, an exclusive, worldwide, sublicensable, royalty-bearing license to develop and commercialize integrated products incorporating the licensed technology and materials. The Company agreed to use commercially reasonable efforts to develop integrated products in accordance with the development plan, to introduce any integrated products that gain regulatory approval into the commercial markets, to market integrated products that have gained regulatory approval following such introduction into the market, and to make integrated products that have gained regulatory approval reasonably available to the public.
In March 2018, pursuant to the Amended Red 5 Group License, the parties expanded the scope of exclusivity of the license, increased certain specified annual license maintenance fees, and required the Company to pay Red 5 an amendment fee, which was paid in April 2018. On July 1, 2021, the parties amended the Amended Red 5 Group License to further clarify certain terms and increase the royalty rate by a de minimis amount.
To the extent achieved, the Company is obligated to pay up to an aggregate of $400 if certain milestones related to product regulatory approval and commercial sales are achieved in respect to a software/drug combination, which is not currently being pursued by the Company. To the extent there are sales of an integrated product, the Company is required to pay single-digit royalties on net revenues. The Company is entitled to certain reductions and offsets against its royalty and milestone payment obligations, including the annual license maintenance fees.
On July 1, 2021, the parties amended the Amended Red 5 License Agreement to further clarify certain terms and increase the royalty rate by a de minimis amount.
The Company pays minimum annual maintenance fees to Red 5 Group, LLC, or Red 5, in connection with reSET and reSET-O. For the years ended December 31, 2021 and December 31, 2020, the Company recorded minimum annual maintenance fees of $250 and $103 to Red 5, respectively.
BeHealth Solutions, LLC and University of Virginia Patent Foundation
In March 2018, the Company and BeHealth Solutions, LLC, or BeHealth, entered into an assignment, license and services agreement, or the BeHealth Agreement, as well as a consulting agreement. The BeHealth Agreement closed in June 2018 and the Company paid an up-front fee. Under the BeHealth Agreement, the Company obtained license rights to certain technology and materials relating to a therapeutic treatment for insomnia. The consulting agreement is for services to be charged on a time-and-materials basis.
During the year ended December 31, 2020, the Company paid a milestone payment to BeHealth of $750 upon the FDA’s marketing authorization of Somryst, a PDT intended for use in the treatment of adults with chronic insomnia. During September 2021, a commercial milestone under the license agreement with BeHealth was achieved and the Company paid $1,000 during the year ended December 31, 2021. The milestone payments are capitalized in other long-term assets in the accompanying consolidated balance sheets and amortized on a straight-line basis to cost of product revenue over the estimated useful life of five years.
The BeHealth Agreement continues in force until the expiration of all milestone and royalty payment obligations, unless terminated earlier in accordance with its terms. The Company could be obligated to make payments of up to an additional $26,000 in the aggregate upon achievement of various commercial milestones and a mid-to-high-single-digit royalty on net sales.
The Company pays royalties based on net revenues of the sales of Somryst to BeHealth Solutions, LLC, or BeHealth, and the University of Virginia Patent Foundation, or UVPF. The Company recorded de minimis royalties to BeHealth and UVPF for the years ended December 31, 2021 and 2020, respectively.
Guarantees and Indemnifications
As permitted under Delaware law, the Company indemnifies its officers, directors and employees for certain events or occurrences that happen by reason of the relationship with, or position held at, the Company. In addition, the indemnification agreements entered into with our board members, Messrs. Schwab and Lynch, also provide certain indemnification rights to the entities with which they are affiliated. The Company maintains director and officer liability insurance coverage that would generally enable it to recover a portion of any future amounts paid. The Company may also be subject to indemnification obligations by law with respect to the actions of its employees under certain circumstances and in certain jurisdictions. Further, the Company is a party to a variety of agreements in the ordinary course of business under which it may be obligated to indemnify third parties with respect to certain matters. For the years ended December 31, 2021 and 2020, the Company had not experienced any losses related to these indemnification obligations, and no claims were outstanding as of December 31, 2021. The Company does not expect significant claims related to these indemnification obligations and consequently concluded that the fair value of these obligations is negligible and no related accruals were recorded.
Purchase Commitment
On June 17, 2021, and later amended on August 3, 2021, the Company entered into a non-cancelable purchase obligation for a subscription to the Palantir Foundry cloud platform, including support services, updates, and related professional services with Palantir for $9,300 payable over three years, continuing through September 30, 2024. Through December 31, 2021, the Company recorded $2,983 under the terms of the agreement, $2,503 of which is included in prepaid expenses on the consolidated balance sheet as of December 31, 2021.
Assignment and License Agreement
In November 2021, the Company and Waypoint Health Innovations, LLC (“Waypoint”) entered into an Assignment Agreement and Intellectual Property License Agreement (collectively, the “Waypoint Agreement”). The Waypoint Agreement closed in December 2021, under which the Company obtained software, documentation, and other intellectual property rights relating to the therapeutic treatment of depression. At the same time, the Company entered into a consulting agreement with the Chief Executive Officer of Waypoint to provide certain services to Pear to be charged on a time-and-materials basis. The Company made an upfront payment of $1,350, and is required to make annual payments starting in the second half of 2022 of $250 per year through 2026 or until a commercial milestone payment is made under the agreement. The upfront payment and the net present value of the annual payments of $1,011 were capitalized and recorded as an intangible asset in consolidated balance sheet at December 31, 2021, and will be amortized over five years. The net present value of the annual payments was recognized as a seller financing liability, and classified within accrued expenses and other current liabilities and other long-term liabilities on the balance sheet.
The Company will be obligated to pay mid-single digit royalties on net revenues of any commercialized products that incorporate the assets obtained under the Waypoint Agreement. Additionally, the Company could be obligated to make payments of up to an additional $2,500 in the aggregate upon achievement of certain regulatory and commercial milestones. Through December 31, 2021, no royalties have been paid to Waypoint.
Legal Proceedings
The Company is also involved from time to time in various legal proceedings arising in the normal course of business. Although the outcomes of potential legal proceedings are inherently difficult to predict, the Company does not expect the resolution of these occasional legal proceedings to have a material adverse effect on its financial position, results of operations, or cash flow.